UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

3125 Myers Street, Riverside, California 92503-5527

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                 Regulation FD Disclosure

On November 13, 2006 certain members of the Company’s management will present at the Robotti & Company’s Third Annual Manufactured Housing Conference.  Certain members of the Company’s management will then meet with institutional investors and analysts in New York City and Boston on November 14, 2006 and November 15, 2006, respectively. During these meetings management will use a PowerPoint presentation, which is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Form 8-K.

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

PowerPoint to be shown during the Registrant’s presentations at the Third Annual Robotti & Company Manufactured Housing Conference on November 13, 2006 and to institutional investors and analysts on November 14 and November 15, 2006 in New York City and Boston respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2006
FLEETWOOD ENTERPRISES, INC.

	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

PowerPoint to be shown during the Registrant’s presentations at the Third Annual Robotti & Company Manufactured Housing Conference on November 13, 2006 and to institutional investors and analysts on November 14 and November 15, 2006 in New York City and Boston respectively.